                                                                    EXHIBIT 10.2




                       STOCK PURCHASE AND TERMINATION OF
                                 LOAN AGREEMENT


This Agreement is made this 13th day of December, 1996, by and among ARI Network Services, Inc. (The "Company"), QUAESTUS Limited Partnership ("QLP") and WITECH Corporation ("WITECH").

     1. Stock Purchase. QLP agrees to pay to the Company Three Hundred Thirty Three Thousand Dollars ( $333,000) to purchase One Hundred Forty Eight (148,000) shares of Common Stock of the Company. WITECH agrees to pay to the Company Six Hundred Sixty Seven Thousand Dollars ($667,000) to purchase Two Hundred Ninety Six Thousand Four Hundred and Forty-four (296,444) Shares of Common Stock of the "Shares." The Company agrees to deliver certificates for the Shares within five (5) business days, which certificates shall bear a legend relating to the restriction on transfer imposed by applicable law.

     2. Acknowledgments. QLP and WITECH each acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended, and each represents and warrants to and agrees with the Company as follows:

          a) It is acquiring the Shares for its own account and not with a view to the distribution thereof.

          b) It will not offer, sell, pledge or otherwise dispose of the Shares except pursuant to an effective registration statement or an exemption from registration under the Securities Act.

     3. Loan Pay-off. The Company agrees to pay in full all principal, interest and other amounts payable under that certain Loan Agreement (the "Loan Agreement") dated December 2, 1994, as amended, by and among the parties hereto. The amount so payable is agreed to be One Million Four Hundred Sixty Five Thousand Seventy Three Dollars and Twenty-five Cents ($1,465,073.25) plus accrued interest as of the date hereof. The Company may apply all or any portion of the purchase price of the Shares toward payment of such amount. Upon payment thereof, the Loan Agreement shall be terminated and of no further force or effect.

     4. Closing. The Purchase and sale of the Shares and the pay-off of the Loan Agreement shall occur simultaneously upon execution hereof.

     5.   Piggyback Registration Rights.

          (a) If at anytime the Company proposes to register any shares of Common Stock under the Securities Act of 1933 (the "Act") for sale for cash (otherwise than in connection with the registration of securities issuable pursuant to an employee stock option, director stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or in a transaction of the type specified in Rule 145(a) under the Act), the Company shall give WITECH and QLP (individually an "Investor" or collectively the "Investors") notice of such proposed registration at least thirty (30) days prior to the filling of the registration statement. At the written request of either Investor delivered to the Company within fifteen (15) days after the receipt of the notice from the Company, which request shall state the number of Shares that the Investor wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use its reasonable best efforts to register under the Act such Shares, and to cause such registration (the "Piggyback Registration") to become and remain effective as provided in Paragraph 6, below.

          (b) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell and
     (ii) second, the securities the Investor(s) and any other stockholder of the Company proposes top sell in proportion to the number of shares such proposes to sell.

          (c) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration the securities Investor(s) and any other stockholders of the Company proposes to sell in proportion to the number of shares each proposes to sell. In the event the Company subsequently desires to participate in such a registration of securities, the provisions of Section 5(b) (and not of this Section 5 (c) shall apply with respect to determining priority on such registration.

     6. Registration Covenants of the Company. In the event that Investors elect to exercise their registration rights, the Company covenants and agrees that the Company will use its reasonable best efforts to effect the registration and cooperate in the sale of the Shares to be registered (the "Registered Shares") and will as expeditiously as possible:

               a) prepare and file with the SEC a registration statement with respect to the Registration Shares (as well as any necessary amendments or supplements thereto) (a "Registration Statement") which Registration Statement will state that the holders of Registration Shares covered thereby may sell such Registration Shares either under such Registration Statement or pursuant to Rule 144 (or any similar rule then in effect), and use its reasonable best efforts to cause such Registration Statement to become effective;

               b) furnish to the Investor(s) copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof prior to filing, which documents will be subject to the review of counsel for the Investors (but not approval of such counsel except with respect to any statement in the Registration Statement which relates to the Investor);

               c) notify the Investor, promptly after the Company shall receive notice thereof, of the time when said Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

               d) notify the Investors promptly of any request by the SEC or any state securities administrator for the amending or supplementing of such Registration Statement or prospectus or for additional information;

               e) advise the Investors after the Company shall receive notice or obtain knowledge thereof of the issuance of any order by the SEC or any state securities administrator suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if such stop order should be issued;

               f) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus forming a part thereof as may be necessary to keep such Registration Statement effective for the least of (i) a period of time necessary to permit Investor(s) pursuant to such

          Registration to dispose of all of such Registration Shares, (ii) six months and (iii) the maximum period of time permitted by law to keep effective a registration statement, and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of dispositions by Investor(s) set forth in such Registration Statement;

               g) furnish to the Investors such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including such preliminary prospectus) and other documents as the Investors may reasonably request in order to facilitate the disposition of the Registration Shares;

               h) use its reasonable best efforts to register or qualify the Registration Shares under such other securities or blue sky laws of jurisdictions as determined by the underwriter after consultation with the Company and the Investors and do any and all others acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the Registration Shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph,
          (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

               i) notify the Investors at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, at the request of the Investors, prepare a supplement or amendment to such Registration Statement so that such Registration Statement will not contain, to the Company's knowledge, an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               j) cause all Registration Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if similar securities are not then listed, take all reasonable action either to list the Registration Shares on a securities exchange or facilitate the reporting of the securities on the National Association of Securities Dealers, Inc. Automated Quotation System;

               k) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the investors or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registration Shares;

               l) make available for inspection by the Investors, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Investors or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investors, such underwriter, attorney, accountant or agent in connection with such Registration Statement; and

               m) Either Investor may assign all or any part of its rights under this Section 6 to anyone to whom such Investor transfers the Shares. Any registration of Investor's Shares may include shares of the Company's Common Stock owned by other shareholders of the Company with demand and/or piggyback registration rights.

     7. Conditions. If the Company determines, in its good faith judgment that because of the existence of, or in anticipation of, any acquisition or financing activity, the unavailability of any required financial statements, or the existence of any other material non-public information (a "Disadvantageous Condition"), it would be significantly disadvantageous to the Company for the Registration Statement to be maintained effective, or to be filed and become effective, or for Registration Shares to be sold under the Registration Statement, then anything herein to the contrary notwithstanding, the Company shall be entitled, until such Disadvantageous Condition no longer exists, to (i) cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement to be delayed or terminated; (ii) notify Investors not to make any sales under the Registration Statement; or
          (iii) in the event no Registration Statement has yet been filed, to refuse to file any such

          Registration Statement, upon receipt of any notice of a Disadvantageous Condition and until notified by the Company that such Disadvantageous Condition no longer exists, the Investors must discontinue offers or sales of Registration Shares.

     8. Indemnification and Contribution. In connection with the registration of the Registration Shares, the Company and the Investors will enter into customary indemnification and contribution arrangements with respect to information provided by each of them.

     9. Investors Cooperation in Registration. In connection with a registration of the Shares, Investors will (a) cooperate with the Company and the underwriter for the Registration shares, if any, in preparing the Registration Statement and execute all such agreements as the underwriter may deem reasonably necessary, (b) promptly supply the Company and the underwriter with all information, documents, representations and agreements as the underwriter or the Company may deem reasonably necessary, (c) discontinue sales of the Registration Shares upon notification of any stop order or suspension of the effectiveness of the Registration Statement, (d) notify the Company immediately upon any change in the plan of distribution or other information concerning the Investors described in the prospectus, and
          (e) discontinue use of any prospectus following notification by the Company that the prospectus must be amended or supplemented.

     10. Expenses. The Company shall pay all of the expenses in connection with the registration of Registration Shares pursuant to the exercise of these demand registration rights, including, without limitation, costs of complying with federal and state securities laws and regulations, attorney's and accounting fees of the Company, printing expenses and Federal and State filing fees, except for transfer taxes, underwriting commissions and discounts, and fees and expenses of counsel for the Investors.

     11. Registration Period Defined. For purposes hereof, the term "Registration Period" shall mean the period commencing the date of this agreement through December 31, 1998.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                     ARI NETWORK SERVICES


                                     By: /s/ Brian Dearing
                                        ---------------------------------------
                                         Brian E. Dearing
                                         President and Chief Executive Officer




                                     QUAESTUS LIMITED PARTNERSHIP

                                     By: /s/ Richard Weening
                                        --------------------------------------
                                        Richard Weening, Managing Partner





                                     WITECH CORPORATION

                                     By:  /s/ Francis Brzezinski
                                        --------------------------------------
                                        Francis Brzezinski, President